GOODWILL AND INTANGIBLE ASSETS - Expected Amortization of Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 62,600
2022	37,982
2023	23,209
2024	11,292
2025	9,040
Thereafter	14,804
Total	$ 158,927	$ 124,854